UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2006

CHARYS HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-18292	54-2152284
(Commission File Number)	(IRS Employer Identification No.)

1117 Perimeter Center West, Suite N415
Atlanta, Georgia	30338
(principal executive offices)	(Zip Code)

(678) 443-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry Into a Material Definitive Agreement.

On February 8, 2007, that certain Joint Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement and Stock Purchase Agreement was executed by Charys Holding Company, Inc., a Delaware corporation (the “Purchaser”), Cotton Holdings 1, Inc., a Delaware corporation (“Cotton Holdings”), Cotton Commercial USA, LP, a Texas limited partnership (“Cotton Commercial”), Cotton Restoration of Central Texas, LP, a Texas limited partnership (“Cotton Restoration”), Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht and Peter Bell (collectively, the “Cotton Holdings Sellers”), Blake Stansell (a/k/a Frank Blakely Stansell) and Chad Weigman (collectively, the “Cotton Commercial Sellers”), and Johnny Slaughter and Russell White (collectively, the “Cotton Restoration Sellers” and, together with the Cotton Holdings Sellers and Cotton Commercial Sellers, the “Cotton Sellers”), joined therein by C&B/Cotton Holdings, Inc., a Delaware corporation (the “Acquisition Subsidiary”), and Crochet & Borel Services, Inc., a Texas corporation (“Crochet & Borel”), both of which are wholly owned subsidiaries of the Purchaser, for the purposes therein expressed. The parties had previously entered into that certain Stock and Limited Partnership Interest Purchase Agreement dated as of September 1, 2006, as amended by that certain First Amendment to Purchase Agreement dated October 6, 2006, as further amended by that certain Second Amendment to Purchase Agreement dated October 19, 2006, as further amended by that certain Third Amendment to Purchase Agreement dated October 31, 2006, and as further amended by that certain Amended & Restated Stock and Limited Partnership Interest Purchase Agreement dated December 8, 2006, as further amended on February 8, 2007 (as amended, the “Original Agreement”). Copies of the Original Agreement and all amendments thereto were filed on a Current Report on Form 8-K filed on September 15, 2006 and on a Current Report on Form 8-K/A filed on December 14, 2006.

Also, on February 8, 2007, the Purchaser and Crochet & Borel, and Troy Crochet (“Troy Crochet”) as parties to that certain Stock Purchase Agreement dated as of June 5, 2006 (the “Stock Purchase Agreement”), as amended by the Joint Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement and Stock Purchase Agreement referred to above. The Purchaser, Crochet & Borel, and Troy Crochet were parties to that certain Letter Agreement dated October 3, 2006 (the “Letter Amendment” and any other amendments with respect to the Stock Purchase Agreement, the “Miscellaneous Amendments”), as further amended by that certain Amendment to Purchase Agreement dated January 12, 2007, as further amended on February 8, 2007 by the Joint Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement and Stock Purchase Agreement referred to above (the Stock Purchase Agreement, the Letter Amendment, and the Miscellaneous Amendments are hereinafter collectively referred to as the “Purchase Agreement”). Copies of the Purchase Agreement and all amendments thereto were filed on a Current Report on Form 8-K filed on June 8, 2006 and on Current Reports on Form 8-K/A filed on August 29, 2006 and January 17, 2007.

The amendments to the Original Agreement and the Purchase Agreement were as follows:

1.   Amendment to Section 2.05. Section 2.05 of the Original Agreement and Section 2.05 of the Purchase Agreement are hereby amended to read in their entirety as follows:

“2.05     Make-Whole Adjustment.

“(a)        The following terms have the meanings set forth below:

“(i)        ‘Make-Whole Date’ means 30 days after the filing of the Purchaser’s Form 10-KSB or Form 10-K, as the case may be, for the Purchaser’s fiscal year ended April 30, 2008, provided that if such date falls on a non-business day, the Make-Whole Date shall be the preceding business day.

“(ii)       ‘Make Whole Deficit’ means the value, if positive, of (A) the Target Stock Consideration Value, minus (B) the product of (1) 9,963,532 multiplied by (2) the Market Price of the Purchaser Stock during the 20 consecutive trading days prior to the Make-Whole Date multiplied by the percentage of Incentive Compensation which is earned.

“(iii)      ‘Market Price’ means, with respect to any period, the weighted average sale price of the Purchaser Stock during such period as determined by (i) the principal stock exchange, or the NASDAQ/NMS, as the case may be, on which shares of Purchaser Stock are then listed or admitted to trading, or (ii) if the Purchaser Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, the average of the last reported closing bid and asked prices on each such day in the over the counter market, as furnished by the NASDAQ system or National Quotation Bureau, Inc., or (iii) if neither NASDAQ, or National Quotation Bureau, Inc. is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business.

“(iv)      ‘NASDAQ/NMS’ means the National Association of Securities Dealers’ Automated Quotation National Market System.

“(v)       ‘Target Stock Consideration Value’ means $81,501,691.76.

“(b)       If the Market Price of the Purchaser Stock during the 20 consecutive trading days immediately prior to the Make-Whole Date is less than $8.18 per share (the “Target Per Share Stock Price”), the Purchaser shall issue immediately to the Cotton Sellers and Troy Crochet, in the proportion of 20% to the Cotton Sellers and 80% to Troy Crochet, that number of additional shares of the Purchaser Stock (the ‘Make-Whole Shares’) equal to the Make Whole Deficit divided by the Market Price of the Purchaser Stock on the Make-Whole Date; provided, however, in lieu of paying the Make-Whole Deficit in shares of Purchaser Stock, the Purchaser may instead pay the Make-Whole Deficit in cash, with a down payment amount equal to 25 percent of Purchaser’s EBITDA after eliminating any expenses arising from debt service, intercompany charges, and earn out payments for its fiscal year ended April 30, 2008, and with the balance of the cash payment of the Make-Whole Deficit being paid in 12 equal monthly installments starting 60 days after the Make-Whole Date.

“(c)       If the Market Price of the Purchaser Stock does not equal or exceed $13.50 for at least 25 consecutive trading days during the three months following the filing of the Purchaser’s Form 10-10KSB or Form 10-K, as the case may be, for the fiscal year ended April 30, 2008, the Purchaser shall issue an additional two million shares (the “First Incentive Shares”) of Purchaser Stock to the Cotton Sellers, provided that the Acquisition Subsidiary and its subsidiaries (including, without limitation, Crochet & Borel, Cotton Holdings, Cotton Commercial, and Cotton Restoration) have a net profit for the fiscal year ended April 30, 2008, as reflected on the year end income statement of the Acquisition Subsidiary and its subsidiaries prepared on a consolidated basis using generally accepted accounting principles, after eliminating any expenses arising from debt service, intercompany charges, and earn out payments. Purchaser and the Cotton Sellers hereby agree that the Cotton Sellers shall, on and after the Put Date (defined below), have the absolute right (“First Incentive Put Right”) but not the obligation, in the Cotton Sellers sole discretion, to put the First Incentive Shares (or any portion thereof) to Purchaser and require Purchaser to purchase the First Incentive Shares (or any portion thereof designated) at $8.18 per share (subject to increase under Section 2.05(d)(iii) below), with the closing thereof to occur within 3 business days after written notice is provided to Purchaser of the exercised First Incentive Put Right and the purchase price for the First Incentive Shares subject to the exercised First Incentive Put Right shall be paid to the holder thereof in cash or immediately available wire transfer funds. The term “Put Date” shall mean that date that is the earlier to occur of (1) the maturity or conversion of all promissory notes to be issued in connection with the private offering by McMahan Securities Co. LP of even date herewith (the “McMahan Offering”) or (2) March 1, 2012.

“(d)       Troy Crochet and the Cotton Sellers may earn up to an additional two million shares (“Second Incentive Shares”) of Purchaser Stock based on the percentage of Financial Performance Targets met for the Purchaser’s fiscal year ended April 30, 2008. For each percentage point over 50 percent of the Financial Performance Target (as reflected on Schedule 2.06(A)(1) of the Original Agreement and Schedule 2.06(a)(1) of the Purchase Agreement) for the Purchaser’s fiscal year ended April 30, 2008, the Purchaser shall issue 40,000 additional shares of the Purchaser Stock to Troy Crochet and the Cotton Sellers, collectively, in the proportion of 75% to Troy Crochet and 25% to the Cotton Sellers. The weighted factors to calculate the percent of Financial Performance Targets reached are 40 percent of Revenue, 45 percent of EBITDA and 15 percent of Income before taxes. The parties hereto agree that Troy Crochet and the Cotton Sellers shall have, with respect to the Second Incentive Shares, the absolute right (“Second Incentive Put Right”) but not the obligation, in each Second Incentive Put Right holder’s sole discretion, to put the Second Incentive Shares (or any portion thereof) owned by such holder to Purchaser and require Purchaser to purchase the Second Incentive Shares (or any portion thereof designated) owned by the holder thereof as follows:

“(i)         For all Second Incentive Shares earned from reaching the Financial Performance Targets from 51-75 percent, the Second Incentive Put Right shall be at $10.84 per share; and

“(ii)        For all Second Incentive Shares earned from reaching the Financial Performance Targets over 75 percent, the Second Incentive Put Right shall be at $13.50 per share; and

“(iii)      Notwithstanding (i) and (ii) above, if 100 percent of the Financial Performance Targets are reached for the Purchaser’s fiscal year ended April 30, 2008, Troy Crochet and the Cotton Sellers shall have a Second Incentive Put Right at $13.50 per share for all First Incentive Shares and Second Incentive Shares earned or received under this Section 2.05; and

“(iv)      The exercise of the Second Incentive Put Right for all Second Incentive Shares shall be staged over a 24 month period beginning 30 days after the Put Date and continuing in 24 consecutive months thereafter with each Second Incentive Put Right holder being allowed in each month to exercise 1/24 of all Second Incentive Put Rights held, and with all remaining unexercised Second Incentive Put Rights exercisable in the 24th month. Upon exercise of a Second Incentive Put Right, the closing thereof shall occur within 3 business days and the purchase price for the Second Incentive Shares subject to the exercised Second Incentive Put Right shall be paid to the holder thereof in cash or immediately available wire transfer funds.

“(e)       Notwithstanding anything to the contrary set forth herein, the Purchaser’s obligation to make any adjustment in accordance with this Section 2.05, or to issue any Make-Whole Shares, shall terminate in the event that, at any time prior to the Make-Whole Date, the average Market Price Per Share of the Stock Consideration during any 90-consecutive trading days following the date the Sellers are entitled to freely trade the Stock Consideration without restrictions pursuant to the Registration Rights Agreement exceeds $16.50. Further, on the Make-Whole Date, the Purchaser may reduce the Target Stock Consideration Value by the amount of any Purchaser Losses for which the Sellers must indemnify the Purchaser Indemnified Parties (in accordance with Article X of the Original Agreement and Article X of the Purchase Agreement) that are outstanding and unsatisfied as of the Make-Whole Date.

“2.         Amendment to Exhibit G of the Original Agreement. Exhibit G as described in Section 9.05 of the Original Agreement is hereby amended to read in its entirety as set forth in Exhibit G attached hereto.

“3.         Amendment to Exhibit H of the Original Agreement. Exhibit H as described in Section 9.08 of the Original Agreement is hereby amended to read in its entirety as set forth in Exhibit H attached hereto.

“4.         Amendment to Schedule 2.06(A)(1) of the Original Agreement Schedule 2.06(a)(1) of the Purchase Agreement. Schedule 2.06(A)(1) of the Original Agreement and Schedule 2.06(a)(1) of the Purchase Agreement are hereby jointly amended to be one and the same schedule and to read in its entirety as set forth in Schedule 2.06(A)(1) attached hereto.

“5.         Amendment to Schedule 2.06(B) of the Original Agreement. Schedule 2.06(B) to the Original Agreement is hereby amended to read in its entirety as set forth in Schedule 2.06(B).

“6.         Additional Amendments to Original Agreement. The following amendments are made to the Original Agreement:

“(a)        The words “or later date” are hereby added to the first paragraph of Article III after the words “earlier date” in the 9th line of such paragraph.

“(b)       The words “or later date” are hereby added to the first paragraph of Article IV after the words “earlier date” in the 6th line of such paragraph.

“(c)        Section 4.07 of the Original Agreement is hereby amended in its entirety to read as follows:

“4.07     Financial Statements. Schedule 4.07 contains (i) the audited consolidated balance sheets of Cotton Holdings 1, Inc. and Subsidiaries (including, without limitation, Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP) as of the years ended October 31, 2004 and October 31, 2005 prepared by the Cotton Group Companies’ certified public accountant (the “2004/2005 Audited Financial Statements”), and the related statements of income, retained earnings, and cash flows for the years then ended, and the related notes thereto; and (ii) the audited consolidated balance sheet of Cotton Holdings 1, Inc. and Subsidiaries (including, without limitation, Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP) for the year ended October 31, 2006, and the related statements of income, retained earnings, and cash flows (the “2006 Audited Financial Statements”, and collectively with the 2004/2005 Audited Financial Statements, the “Audited Financial Statements”. The Audited Financial Statements present fairly the financial position of the Cotton Group Companies as of the dates thereof, and the related results of its operations for the years then ended. The Audited Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied (“GAAP”), and the Interim Financial Statements have been prepared in accordance with GAAP for interim statements on a basis consistent with prior periods. All adjustments, consisting of normal, recurring accruals necessary for a fair presentation, have been made in the Interim Financial Statements. The balance sheets as of October 31, 2006 (the “Audited Balance Sheet Date”) included in the Audited Financial Statements are referred to herein as the “Audited Balance Sheets.”

“(d)       The terms “Reviewed Financial Statements” and “Reviewed Balance Sheets” are hereby replaced in the Original Agreement (in each instance) with the terms “Audited Financial Statements” and “Audited Balance Sheets” respectively; and The terms “Interim Balance Sheet” and “Interim Financial Statements” are hereby deleted (in each instance) from the Original Agreement.

“(e)        Section 4.27(d) of the Original Agreement is hereby deleted in its entirety.”

On February 23, 2007, the parties to the Original Agreement executed that certain Second Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement.

The additional amendments to the Original Agreement were as follows:

“1.         Amendments to the Original Agreement. The following amendments to the Original Agreement are hereby made:

“(a)        Section 4.07 of the Original Agreement is hereby amended in its entirety to read as follows:

“4.07      Financial Statements. Schedule 4.07 contains (i) the audited consolidated balance sheets of Cotton Holdings 1, Inc. and Subsidiaries (including, without limitation, Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP) as of the years ended October 31, 2004 and October 31, 2005 prepared by the Cotton Group Companies’ certified public accountant (the “2004/2005 Audited Financial Statements”), and the related statements of income, retained earnings, and cash flows for the years then ended, and the related notes thereto; and (ii) the audited consolidated balance sheet of Cotton Holdings 1, Inc. and Subsidiaries (including, without limitation, Cotton Commercial, Cotton Restoration, and Cotton Restoration, LP) for the year ended October 31, 2006, and the related statements of income, retained earnings, and cash flows (the “2006 Audited Financial Statements”, and collectively with the 2004/2005 Audited Financial Statements, the “Audited Financial Statements”, and (iii) the unaudited consolidated balance sheet of Cotton Holdings 1, Inc. and its subsidiaries as of January 31, 2007, and the related statements of income and retained earnings for the 3-month period then ended as commonly prepared (the “Interim Financial Statements”, together with the Audited Financial Statements, the “Current Financial Statements”). The Current Financial Statements present fairly the financial position of the Cotton Group Companies as of the dates thereof, and the related results of its operations for the years then ended. The Audited Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied (“GAAP”), and the Interim Financial Statements have been prepared in accordance with GAAP for interim statements on a basis consistent with prior periods. All adjustments, consisting of normal, recurring accruals necessary for a fair presentation, have been made in the Interim Financial Statements. The balance sheets as of October 31, 2006 (the “Audited Balance Sheet Date”) included in the Audited Financial Statements are referred to herein as the “Audited Balance Sheets.”

“(b)       The terms “Reviewed Financial Statements” and “Reviewed Balance Sheets” are hereby replaced in the Original Agreement (in each instance) with the terms “Audited Financial Statements” and “Audited Balance Sheets” respectively; and The terms “Interim Balance Sheet” and “Interim Financial Statements”, having been deleted by the December 8th Amendment, are hereby added back to the Original Agreement in their original location (in each instance) in the Original Agreement.

“2.         Updated Schedules To The Original Agreement. To the extent any information contained in any of the Schedules attached to the Original Agreement has changed or is required to be updated under the terms of the Original Agreement, such Schedules have been revised and updated with current information and the same are hereto attached in revised and updated form, to with the parties’ agree that the Schedules attached hereto shall be treated as if originally made and incorporated into the Original Agreement.”

A copy of the Amended and Restated Stock and Limited Partnership Interest Purchase Agreement and the Second Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement are attached to this Current Report as exhibits.

As a result of the execution of the Original Agreement, the Second Closing under the Original Agreement occurred on February 23, 2007.

The Registrant issued a press release on March 1, 2007 announcing the Second Closing of the Original Agreement, a copy of which is attached to this Current Report as an exhibit.

Item 2.01	Completion of Acquisition or Disposition of Assets.

See, Item 1.01, above.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See, Item 1.01, above.

Item 3.02	Unregistered Sales of Equity Securities.

See, Item 1.01, above.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of the Cotton Holdings 1, Inc., a Delaware corporation (the “Cotton Holdings”), Cotton Commercial USA, LP, a Texas limited partnership (“Cotton Commercial”), Cotton Restoration of Central Texas, LP, a Texas limited partnership (“Cotton Restoration”) at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)	Pro forma financial information.

It is not practicable to file the required historical financial statements of the Cotton Holdings 1, Inc., a Delaware corporation (the “Cotton Holdings”), Cotton Commercial USA, LP, a Texas limited partnership (“Cotton Commercial”), Cotton Restoration of Central Texas, LP, a Texas limited partnership (“Cotton Restoration”) at this time. Accordingly, pursuant to Item 9.01(b) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit

10.1
Joint Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement and Stock Purchase Agreement made and entered into as of February 8, 2007, by and among Charys Holding Company, Inc., a Delaware corporation (the “Purchaser”), Cotton Holdings 1, Inc., a Delaware corporation (“Cotton Holdings”), Cotton Commercial USA, LP, a Texas limited partnership (“Cotton Commercial”), Cotton Restoration of Central Texas, LP, a Texas limited partnership (“Cotton Restoration”), Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht and Peter Bell (collectively, the “Cotton Holdings Sellers”), Blake Stansell (a/k/a Frank Blakely Stansell) and Chad Weigman (collectively, the “Cotton Commercial Sellers”), and Johnny Slaughter and Russell White (collectively, the “Cotton Restoration Sellers” and, together with the Cotton Holdings Sellers and Cotton Commercial Sellers, the “Cotton Sellers”), joined therein by C&B/Cotton Holdings, Inc., a Delaware corporation (the “Acquisition Subsidiary”), and Crochet & Borel Services, Inc., a Texas corporation (“Crochet & Borel”), both of which are wholly owned subsidiaries of the Purchaser.

10.2
Second Amendment to Amended and Restated Stock and Limited Partnership Interest Purchase Agreement made and entered into as of February 23, 2007, by and among Charys Holding Company, Inc., a Delaware corporation (the “Purchaser”), Cotton Holdings 1, Inc., a Delaware corporation (“Cotton Holdings”), Cotton Commercial USA, LP, a Texas limited partnership (“Cotton Commercial”), Cotton Restoration of Central Texas, LP, a Texas limited partnership (“Cotton Restoration”), Bryan Michalsky, James Scaife, Randall Thompson, Daryn Ebrecht and Peter Bell (collectively, the “Cotton Holdings Sellers”), Blake Stansell (a/k/a Frank Blakely Stansell) and Chad Weigman (collectively, the “Cotton Commercial Sellers”), and Johnny Slaughter and Russell White (collectively, the “Cotton Restoration Sellers” and, together with the Cotton Holdings Sellers and Cotton Commercial Sellers, the “Cotton Sellers”), joined therein by C&B/Cotton Holdings, Inc., a Delaware corporation (the “Acquisition Subsidiary”), and Crochet & Borel Services, Inc., a Texas corporation (“Crochet & Borel”), both of which are wholly owned subsidiaries of the Purchaser.

99.1	Press Release issued March 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2007	CHARYS HOLDING COMPANY, INC.

	By	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer